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                                                                  Exhibit 10.21



                        AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment, effective as of January 1, 2000, by and between UBICS, Inc., a Delaware corporation (the "Company"), and BABU SRINIVAS (the "Employee"),


                                   WITNESSETH:


     WHEREAS, Employer and Employee have entered into an Employment Agreement dated October 1, 1997 (the "Agreement"); and

     WHEREAS, the Compensation Committee of Employer has determined to increase Employee's Salary and Employer and Employee desire to amend the Agreement accordingly.

     NOW, THEREFORE, the parties hereto, intending to be legally bound agree as follows:

     1. The Agreement is hereby amended to increase Employee's Salary to $100,000 per annum.

     2. Except as set forth herein, the Agreement shall remain unchanged and in fuJi force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                           UBICS, INC.
                                           By:
                                              -----------------------------
                                              Manohar B. Hira, President


                                           ---------------------------------
                                           BABU SRINIVAS